Exhibit 10.20

THE PROMISSORY NOTE TO WHICH THIS AMENDMENT RELATES HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SUCH PROMISSORY NOTE, AS AMENDED, HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT NO. 4 TO PROMISSORY NOTE

Principal Amount:	up to $2,750,000 (consisting of the	Dated as of December 20, 2024
principal amount of $1,750,000 and an
additional principal amount of $1,000,000)

(as set forth on the Schedule of Borrowings attached hereto)

Cartica Acquisition Corp, a Cayman Islands exempted company and blank check company (the “Maker”), hereby amends its promissory note dated as of August 31, 2023, as amended by the amendment number 1 to the promissory note dated February 16, 2024, the amendment number 2 to the promissory note dated April 4, 2024, and the amendment number 3 to the promissory note dated June 24, 2024 (the “Note”) to increase the principal amount that it promises to pay to the order of Cartica Acquisition Partners, LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), from the principal sum of up to one million seven hundred fifty thousand ($1,750,000) to the principal sum of up to two million seven hundred fifty thousand ($2,750,000) (as set forth on the Schedule of Borrowings attached hereto) in lawful money of the United States of America.

All of the other terms of the Note remain unchanged and in effect.

[Signature page follows]

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this amendment No. 4 to be duly executed by the undersigned as of the day and year first above written.

CARTICA ACQUISITION CORP
A Cayman Islands exempted company

By:	/s/ C. Brian Coad
	Name:	C. Brian Coad
	Title:	Chief Operating Officer and Chief Financial Officer

[Signature Page to Amendment to Promissory Note]

SCHEDULE OF BORROWINGS

The following increases or decreases in the Note have been made:

Date of	Amount of decrease in	Amount of increase in	Principal Amount of the
Increase or	Principal Amount of the	Principal Amount of the	Note following such
Decrease	Note	Note	decrease or increase
December 20, 2024	NA	$1,000,000	$2,750,000

[Schedule of Borrowings to Amendment to Promissory Note]